SUPPLEMENT DATED FEBRUARY 29, 2008
TO

PROSPECTUS DATED NOVEMBER 13, 2007
FOR SUN PRIME VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED SEPTEMBER 19, 2007
FOR SUN EXECUTIVE VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUSES DATED MAY 1, 2007
FOR FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE,
FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE, AND
FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement replaces the supplement dated December 10, 2007.

On or about May 1, 2008, the above-captioned prospectuses are amended to add new investment options.

The following new investment options will be added to the above-captioned prospectuses on or about May 1, 2008. As a result, the list of the available investment options appearing on the cover page of each prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Large-Cap Equity Funds	Short-Term Bond Funds
SCSM Lord Abbett Growth & Income Fund	SCSM Goldman Sachs Short Duration Fund
Mid-Cap Equity Funds	High Yield Bond Funds
SCSM Goldman Sachs Mid Cap Value Fund	SCSM PIMCO High Yield Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC), SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.), SCSM PIMCO High Yield Fund (sub-advised by Pacific Investment Management Company LLC).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.